SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 31, 2001

                             ANAREN MICROWAVE, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)

       New York                           0-6620                 16-0928561
    --------------                     -----------              ------------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
of Incorporation)                                            Identification No.)

      6635 Kirkville Road, East Syracuse, New York               13057
  -----------------------------------------------------         -------
        (Address of Principal Executive Offices)               (Zip code)

          _____________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

      On September 4, 2001, Anaren Microwave, Inc. (the "Company") issued a press release announcing its acquisition of all of the outstanding capital stock of Amitron, Inc., a privately-held North Andover, Massachusetts-based manufacturer of precision thick film ceramic components and circuits for the medical, telecommunications, and defense electronics markets. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

     Exhibit No.                          Description
     ----------                           -----------
        99.1             Press Release, dated September 4, 2001, of the Company


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ANAREN MICROWAVE, INC.

Dated:  September 11, 2001               By:  /s/ David M. Ferrara
                                            -------------------------
                                            Name: David M. Ferrara
                                            Title: General Counsel and Secretary


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